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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): February 9, 2001



                            HUDSON CITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                        0-26001                    22-3640393
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                              WEST 80 CENTURY ROAD
                            PARAMUS, NEW JERSEY 07652
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (201) 967-1900


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On February 9, 2001, Hudson City Bancorp, Inc. (the "Company"), the holding company for Hudson City Savings Bank, a New Jersey chartered stock savings bank (the "Bank"), issued a news release announcing that Mr. Leonard S. Gudelski will step down as Chief Executive Officer of both the Company and the Bank, effective as of December 31, 2001. Mr. Gudelski will continue to be employed as Chairman of the Board of Directors of both the Company and the Bank. Mr. Ronald E. Hermance, Jr., the current President and Chief Operating Officer of both the Company and the Bank, has been appointed by the Board of Directors of both the Company and the Bank to succeed Mr. Gudelski as Chief Executive Officer of the Company and the Bank, effective as of December 31, 2001. A copy of the news release containing such announcement is filed herewith as Exhibit
99.1 and incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      None.
(b)      None.
(c)      Exhibits. The following Exhibits are filed as part of this report:

Exhibit No.                        Description
-----------                        -----------
   99.1                 Press Release issued February 9, 2001

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HUDSON CITY BANCORP, INC.


                                      By:  /s/ Ronald E. Hermance, Jr.
                                           ---------------------------
                                           Ronald E. Hermance, Jr
                                           President and Chief Operating Officer


Dated:   February 12, 2001



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                                  EXHIBIT INDEX



         Exhibit                            Description
         -------                            -----------
           99.1               Press Release issued February 9, 2001